UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 21, 2019

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
300 Park Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2019, the Board of Directors (the “Board”) of Colgate-Palmolive Company (“Colgate”) elected Lisa M. Edwards, Executive Vice President, Strategic Business Operations, Customer and Partner Engagement of Salesforce.com, Inc. (“Salesforce”), to the Board of Directors effective March 1, 2019.  Ms. Edwards, 51, will bring extensive leadership experience and expertise in information technology, e-commerce and digital transformation to Colgate’s Board.  Ms. Edwards joined Salesforce in 2012 as Executive Vice President, Finance, Head of Global Corporate Services and Chief Procurement Officer, and has served in her current role since 2017.  Ms. Edwards previously served in several senior management roles at Visa Inc., including as Senior Vice President and Head of Global Business Development and IP Strategy.  Prior to that she was an entrepreneur after starting her career at Bain & Company.  Ms. Edwards will receive compensation in accordance with Colgate’s director compensation program for non-employee directors.

During 2018, in the ordinary course of business Colgate purchased software licenses from Salesforce on arm’s length terms, totaling approximately $730,000. In accordance with Colgate’s Related Person Transaction Policy, these transactions were referred to and approved by the independent directors of the Board.

On February 21, 2019, Ellen M. Hancock, 75, advised the Board that she will not stand for reelection to the Board at the Annual Meeting of Stockholders to be held on May 10, 2019, in light of her desire to retire as a director at the end of her current term.

Additionally, Dennis J. Hickey, 70, Vice Chairman of Colgate, has advised Colgate of his decision to retire, effective February 28, 2019, after nearly 42 years of distinguished service with Colgate.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.  The following exhibit is filed with this document:

Exhibit Number	Description

99	Press release, dated February 21, 2019, issued by Colgate-Palmolive Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: February 21, 2019	By:	/s/ Jennifer M. Daniels
	Name:	Jennifer M. Daniels
	Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Press release, dated February 21, 2019, issued by Colgate-Palmolive Company

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